POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisors Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed, III, Jeffrey T. Skinner, Bo J. Howell, Simon H. Berry and Frank L. Newbauer with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2017.

Mark F. Ivan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisors Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed, III, Jeffrey T. Skinner, Bo J. Howell, Simon H. Berry and Frank L. Newbauer with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2017.

William R. Reichenstein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisors Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed, III, Jeffrey T. Skinner, Bo J. Howell, Simon H. Berry and Frank L. Newbauer with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2017.

Richard M. Lewis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisors Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed, III, Jeffrey T. Skinner, Bo J. Howell, Simon H. Berry and Frank L. Newbauer with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2017.

A. Zorel Paritzky

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisors Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed, III, Jeffrey T. Skinner, Bo J. Howell, Simon H. Berry and Frank L. Newbauer with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2017.

Brian R. Bruce

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisors Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed, III, Jeffrey T. Skinner, Bo J. Howell, Simon H. Berry and Frank L. Newbauer with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2017.

James D. Brilliant

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisors Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed, III, Jeffrey T. Skinner, Bo J. Howell, Simon H. Berry and Frank L. Newbauer with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2017.

Scott S. Van Den Berg

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisors Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed, III, Jeffrey T. Skinner, Bo J. Howell, Simon H. Berry and Frank L. Newbauer with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2017.

Arnold Van Den Berg

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisors Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed, III, Jeffrey T. Skinner, Bo J. Howell, Simon H. Berry and Frank L. Newbauer with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2017.

Aaron S. Buckholtz